UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2014 (September 15, 2014)

REGENCY ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35262	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 3700

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

(214) 750-1771

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 15, 2014, Regency Energy Partners LP (the “Partnership”) and Regency Gas Services LP, a wholly owned subsidiary of the Partnership (the “Borrower”), entered into the Second Amendment to Sixth Amended and Restated Credit Agreement, effective as of September 15, 2014, among the Borrower, the Partnership and the other guarantors named therein, the administrative agent, the collateral agent, and the lenders thereto (all as named therein) (the “Second Amendment”). The material changes contained in the Second Amendment compared to the Sixth Amended and Restated Credit Agreement, dated May 21, 2013 (the “previous credit agreement”), as amended by that certain First Amendment to Sixth Amended and Restated Credit Agreement, dated February 18, 2014 (the “First Amendment”) include:

•	an increase in the letter of credit sublimit from $50 million to $100 million, with none of the four individual issuing banks being required to issue letters of credit in excess of $25 million;

•	an increase in the general basket of permitted investments from $300 million to $500 million;

•	the addition of provisions permitting investments in Ohio River System LLC, a joint venture with American Energy – Midstream, LLC, affording it similar treatment to the Partnership’s existing joint ventures; and

•	updates to various swap agreement provisions to conform to current market standards.

The foregoing description of the previous credit agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the previous credit agreement, which was included as Exhibit 10.1 to our Current Report on Form 8-K filed on May 28, 2013, and is incorporated herein by reference. The foregoing description of the First Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment, which was included as Exhibit 10.2 to our Current Report on Form 8-K filed on February 21, 2014, and is incorporated herein by reference. The foregoing description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment, which is being included as Exhibit 10.3 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 10.1	Sixth Amended and Restated Credit Agreement, dated May 21, 2013 (incorporated by reference to Exhibit 10.1 of the Regency Energy Partners LP Current Report on Form 8-K filed on May 28, 2013).

Exhibit 10.2	First Amendment to Sixth Amended and Restated Credit Agreement, dated February 18, 2014 (incorporated by reference to Exhibit 10.2 of the Regency Energy Partners LP Current Report on Form 8-K filed on February 21, 2014).

Exhibit 10.3*	Second Amendment to Sixth Amended and Restated Credit Agreement, dated September 15, 2014.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By: Regency GP LP, its general partner

By: Regency GP LLC, its general partner

	By:	/s/ Thomas E. Long
Thomas E. Long
Date: September 19, 2014		Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Sixth Amended and Restated Credit Agreement, dated May 21, 2013 (incorporated by reference to Exhibit 10.1 of the Regency Energy Partners LP Current Report on Form 8-K filed on May 28, 2013).

Exhibit 10.2	First Amendment to Sixth Amended and Restated Credit Agreement, dated February 18, 2014 (incorporated by reference to Exhibit 10.2 of the Regency Energy Partners LP Current Report on Form 8-K filed on February 21, 2014).

Exhibit 10.3*	Second Amendment to Sixth Amended and Restated Credit Agreement, dated September 15, 2014.

*	Filed herewith